MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                    SUPPLEMENT DATED JUNE 16, 1997 TO THE
                      PROSPECTUS DATED NOVEMBER 15, 1996

    William R. Bock has joined the Fund as Portfolio Manager. Mr. Bock is responsible for the day-to-day management of the Fund's investment portfolio. He has been a Vice President of Merrill Lynch Asset Management, L.P., an affiliate of the Manager, since 1989.


Code    #11197-1196ALL